Investment Thesis Financial Data as of December 31, 2017 Dated: February 6, 2018 Exhibit 99.1

Investment Thesis Executive Summary Slides 2 to 24 Financial Data as of December 31, 2017 Dated: February 6, 2018

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the merger with Anchor Bancorp, Inc. might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Snapshot of Old National Largest financial services bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Wisconsin and Minnesota 191 financial centers 233 ATMs Focused on community banking with a full suite of product offerings: Retail and small business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions) $ 2,668 P / TBV 210% Dividend Yield 3.0% LTM Average Daily Volume 796,635 Total Assets $ 17,518 Trust Assets Under Management $10,646 Total Core Deposits $ 12,441 4Q17 ROAA As Reported / Adjusted1 (0.45%) /0.79% 4Q17 ROATCE1 As Reported / Adjusted1 (5.05%) / 10.83% Investment services Capital markets Loan Mix Deposit Mix Source: SNL Financial, Company filings Note: Market data as of February 2, 2018; financial information as of December 31, 2017 or for 4Q17; $ in millions, except noted 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation Loans to Core Deposits 89.5% Loan Yields 4.26% Cost of Total Deposits 0.20% Risk Weighted Assets / Total Assets 71.3% Tangible Book Value $8.37 Noninterest Income / Total Revenue (FTE) 26.4% Efficiency Ratio As Reported / Adjusted1 81.60% / 63.58% Net Charge-Offs / Average Loans 0.03% 90+ Day Delinquent Loans 0.01% Non-Performing Loans / Total Loans 1.30% Allowance to Nonperforming Loans 35% Key Financial Metrics

Old National’s Footprint Kentucky $0.8 billion deposits 6% of total franchise Michigan $1.3 billion deposits 10% of total franchise Wisconsin $1.7 billion deposits 13% of total franchise Indiana $6.8 billion deposits 55% of total franchise Based on FDIC Summary of Deposits as of June 30, 2017 Illinois $0.2 billion deposits 2% of total franchise Minnesota $1.7 billion deposits 14% of total franchise

Old National’s Footprint Demographics in Top 5 (50% of deposits) and Top 10 (65% of deposits) markets are more in line with national averages Expansion markets tend to be better than national average demographics Source: SNL Financial

Strategy to Drive Long-Term Shareholder Value Larger balance sheet capabilities with a strong product offering, delivered in-market with unequalled client care – “Out-product Community Banks, Out-service Large Regionals” Basic Bank…Broader Reach M&A Repositioned Franchise with Better Growth Dynamics… … and Embedded Operating Leverage Strong Credit Culture and Lower Risk Model Granular & Diversified Loan Portfolio Quality Low-Cost Deposit Base Positioned in faster-growth Midwestern markets with expanded client base and higher commercial density – MSAs where the business model works well and there is a service gap between the large regionals and the community banks 350bps+ positive operating leverage in 2017 vs. 2016; Expect adjusted expenses to hold flat in 1H18 and then drop in 2H18; Continued branch rationalization and process improvement while reducing low-return businesses and lower growth markets (insurance sale, exit Sothern IL, sold and/or consolidated 181 branches since 2010) Conservative credit culture with below peer net charge-offs and lower-than-peer RWA/Assets; Lower volatility model by design Small average loan size with no significant industry concentrations Below peer cost of deposits (20bps) and deposit betas (5% since 3Q15)

Successful Execution and Integration Has Driven Improved Profitability 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations Peer Group data per SNL Financial and as of most recent quarter available - See Appendix for definition of Peer Group ROAA1 Adjusted Noninterest Expenses per Average Assets1 Efficiency Ratio1 ROATCE1

Franchise Evolution Built a Better Bank… Source: SNL Financial

… With Improved Scale…. Source: SNL Financial 33% increase 89% increase

… and Better Efficiency Branches $ in millions CAGR: 16.3% CAGR: 1.8% CAGR: -7.4% CAGR: -1.5% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations

Deposit Composition Deposit Growth ($ in millions) ($ in billions) 2012 – 2017 CAGR: 11.2% Cost of Total Deposits Peer Group data per SNL Financial - See Appendix for definition of Peer Group 1 As of December 31, 2017 1 Quality Low-Cost Deposit Franchise

Low Deposit Betas Deposit Beta1 Analysis – 3Q 2015 to Most Recent Quarter 1 Deposit beta defined as increase in cost of interest bearing deposits divided by increase in fed funds rate since 3Q15 2 Peer data as of 9/30/17 - ONB data as of 12/31/17 3Last rate hike cycle from 1Q04 to 2Q07 4 No financial disclosure during last cycle Source: SNL Financial, 1 Peer with no financial disclosure Banks with $10-$25bn in Assets (Median)

Improved Balance Sheet Mix Increase of 26.3% 1 Includes loans held for sale

Strong Credit Culture Net Charge-Offs1 ALLL to Organic Loans Credit Quality2 Remaining Discount to Acquired Loans Peer Group data per SNL Financial - See Appendix for definition of Peer Group 1Peer Data is through 9/30/2017 2 As a % of end of period loans, excludes loans held for sale

Strong Credit Culture Peer Group data per SNL Financial as of 9/30/2017 - See Appendix for definition of Peer Group 1 Excludes loans held for sale 2 Source: Regulatory Call Report Legal lending limit at December 31, 2017 of $218.8 million per borrower 3-Year Cumulative NCOs / Avg. Loans1 CRE Concentration (% of Loans)1,2 206% 198% 214% CRE /Total RBC1,2

Low-Risk Balance Sheet Implies $1.3 billion increase in RWA to meet peer average Peer Group data per SNL Financial - See Appendix for definition of Peer Group 1 Peer data as of September 30, 2017 Risk Weighted Assets / Total Assets

4Q17 Highlights Net loss of $18.5 million, or $0.13 per share Results include an estimated $39.3 million deferred tax asset revaluation as well as the following pre-tax charges: $11.9 million in merger and integration charges $11.7 million in tax credit amortization $6.6 million for branch consolidations, severance, Foundation funding and client experience improvement initiative charges Adjusted net income1 of $32.7 million, or $0.22 per share 4.8% annualized organic loan growth2 10.1% annualized organic growth2 in commercial and commercial real estate loans Low cost of deposits at 0.20% 6.8% decline in legacy noninterest expenses from 4Q161 Closed Anchor Bancorp, Inc.(Minnesota) partnership on November 1st 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations 2 Excludes acquired loans

2017 Financial Highlights Reported net income of $95.7 million, or $0.69 per share Results include an estimated $39.3 million deferred tax asset revaluation as well as the following pre-tax charges: $12.3 million in merger and integration charges $11.7 million in tax credit amortization $14.0 million for branch consolidations, severance, Foundation funding and client experience improvement initiative charges Adjusted net income1 of $147.1 million, or $1.06 per share 4.8% organic loan growth2 10.1% organic growth2 in commercial and commercial real estate loans Low levels of net charge-offs: 3 basis points, and delinquencies: 30-89 day at 0.37% and 90+ day at 0.01% 2 Excludes acquired loans 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations

Taxes Tax Credit Business Full-Year 2018 Forecast Tax credit amortization (Recognized in Noninterest Expense) $17 to $20 Income tax benefit $20 to $23 After-tax income (loss) on tax credits1 ~ $3.0 After-tax income (loss) on tax credits1 (per share) ~ $0.02 $ in millions except per-share data Income Tax Rates Full-Year 2018 Forecast FTE Tax Rate 16% to 18% GAAP Tax Rate 12% to 14%

Pre-Tax, Pre-Provision Income1 10.5% increase $ in thousands 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company

Efficiency Ratio1 $ in thousands 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company 230 bps improvement Over 370 basis point improvement year-over-year in adjusted operating leverage

Commitment to Excellence

Investment Thesis Financial Data as of December 31, 2017 Dated: February 6, 2017

Loan Growth $ in millions – End of Period Balances 1 Includes Loans Held for Sale 1 1 Annualized Organic Growth of 4.8% Annualized Organic Growth of 10.1% Organic Growth of 4.8% Organic Growth of 10.1% 1 1

Commercial & Commercial Real Estate Loans $ in millions 1New Production includes 50% credit for line of credit unfunded commitments 2Yield is based on funded balances only New Production1 Production Yield2 Loan Pipeline Production Growth of 22.9%

Loan Production & Yield Trends $ in millions New quarterly production includes unfunded commitments – Yield is based on funded balances only Quick Home Refinance (residential mortgage product) is included in the Residential Mortgage graph Direct Consumer includes Home Equity Lines of Credit Consumer Direct Consumer Indirect Residential Mortgage

Commercial Loan Portfolio Concentrations As of December 31, 2017 $ in millions 1 Includes held for sale Total C&I and CRE - $7,072 (Classed by Product Type)

Commercial Real Estate Loan Concentrations As of December 31, 2017 $ in millions CRE - $4,355 (Classed by Property Type) Multifamily by Product Type - $1,125 Multifamily by State - $1,125 (State Determined by Primary Address of Pledged Collateral)

Auto Loan Portfolio $ in millions Total portfolio average original loan term of 70 months and weighted average FICO score of 764 Total Portfolio yield of 3.08% 30+ Days Delinquency at 12/31/2017 is 0.73% Loans are originated within the ONB footprint

Investment Portfolio Purchases 4Q171 1 Data as of December 31, 2017

Investment Portfolio 1Includes market value for both available-for-sale and held-to-maturity securities Investment Portfolio yield of 2.89% in 4Q17 vs. 2.91% in 3Q17

Net Interest Margin1 1 Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 Accretion income is interest income in excess of contractual interest income associated with acquired loans and is an important component of the Company’s net interest margin 2 Cost of total deposits increased 1 bp to 20 bps in 4Q17 4Q17 Net Interest Margin on a fully taxable equivalent basis would have been reduced by 9 basis points proforma for the new 21% tax rate

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 $ in millions 1 Updated quarterly – subject to change IA = Indemnification Asset Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution Projections assume no prepayments $136.5 million in remaining discount

$ in millions Change to Net Interest Income based on a two year time horizon Refer to “Interest Rate Curves” slide for rate curves Interest Rate Sensitivity models use a 38% beta with no lag on non-maturity, interest bearing deposits 18% of total non-interest bearing DDA are considered rate sensitive Investment portfolio duration of 4.15 at 12/31/17, compared to 4.25 at 9/30/17 Modeled Interest Rate Sensitivity 43% of C&I and CRE loans reprice within one year 11% of loans have floors; less than 1% of these loans are currently below their floor rates

Interest Rate Curves

Fee-Based Business Revenue $ in millions Wealth Management Investments Mortgage Capital Markets 7.8% Increase 11.7% Increase 102.8% Increase

$ in millions 1 Legacy noninterest expenses = total noninterest expense less merger/integration costs, branch consolidation charges, severance, client experience initiative charges, Foundation funding, tax credit amortization, MN expenses and pension termination expense. Legacy noninterest expenses is a non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company. Noninterest Expense 6.8% reduction in Legacy Noninterest Expenses1 Adjusted Noninterest Expense = $110.2 Since acquisition (2 months)

Rationalizing Distribution Channels Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 61 branches since January 1, 2014 Increased average deposits per branch by 52% Launched new online and mobile solution January 16, 2016 Increased mobile users 334%

$ in millions Credit Quality Trends

Net Charge-Offs / Provision $ in millions 2017 net charge-offs of $2.5 million & provision expense of $3.1 million

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $45 1 – Minimal Risk $40 2 – Modest Risk $35 3 – Average Risk $30 4 – Monitor $25 5 – Weak Monitor $17.5 6 – Watch $7.5 7 – Criticized (Special Mention) $5 In-house lending limits conservative relative to ONB’s legal lending limit at December 31, 2017 of $218.8 million per borrower 1Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Acquired Loans $ in millions – as of December 31, 2017 PCI = Purchased Credit Impaired

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation $0.26, or 40%, of the 3Q17 to 4Q17 reduction was due to the estimated $39.3 million deferred tax asset revaluation

Our Transformational Journey 2011 Monroe Bancorp $771M 15 Branches 2012 Indiana Community $818M 17 Branches 2014 Tower Financial $618M 7 Branches 2014 United Bancorp $851M 18 Branches 2013 24 Branches (Bank of America) 2011 Integra Bank (FDIC) $1.8B 52 Branches 2014 LSB Financial $337M 5 Branches 2015 Founders Financial $447M 4 Branches 2016 Anchor BanCorp (Wisconsin) $2.2B 46 Branches Total assets acquired 2017 Anchor Bancorp (Minnesota) $2.2B 17 Branches

Transforming Old National's Landscape



Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011
Sold non-strategic market – Chicago-area - 4 branches
Acquired Indiana Community – Entry into Columbus, IN September, 2012
Sold 12 branches
Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
Acquired United Bancorp — Entering Ann Arbor, MI July, 2014
Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014
Sold non-strategic market – Southern IL – 12 branches + 5 branches
Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016
Acquire Anchor Bancorp, Inc. – Entering Minneapolis November, 2017
2011
2012
2013
2014
2015
2016
2017
Consolidation of 44 branches
FDIC-assisted acquisition of Integra Bank July, 2011
Consolidation of 21 branches
Acquired 24 MI / IN branches July, 2013
Consolidation of 22 branches
Consolidation of 4 branches
Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015
Consolidation of 23 branches
Consolidation of 5 branches
Consolidation of 29 branches

Acquired 205 | Sold 33 | Consolidated 148

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Minnesota Partnership – November 1, 2017 Day 1 balance sheet Loans (net of discount) of $1,595.4 million Deposits of $1,777.4 million Total loan mark of $47.4 million, or 2.9% Goodwill recorded of $173.0 million Intangibles recorded of $27.3 million Issued 16.5 million shares of common stock Conversion set for early May Cost savings of 36% on track

90 90 94 35 94 72 74 70 64 57 39 43 75 69 75 64 65 65 74 Expanding Big 10 Presence in Growth Markets ONB Anchor Pro Forma Branch Footprint Minneapolis MSA Deposit Market Share 1 1 Source: SNL Financial; based on Summary of Deposits as of 6/30/17 Consistent with our strategy of expansion into metropolitan markets with attractive growth prospects and competitive dynamics Minneapolis-St. Paul is the third largest MSA in the Midwest and becomes largest MSA in the Old National footprint Minnesota is ranked #5 in the U.S. in business climate (Forbes) Adds branch in attractive Mankato market by the numbers Population: 6.7 million Total Resident Labor Force:3.3 million Unemployment Rate:3.4% (Dec. ‘17, Seasonally Adjusted) GDP: $341.9B Exports:$34.7B Land Area:35,867 sq mi crossroads of America $4.6 billion and 13,300 new jobs from international investment (2012 – 2014) Home to the 2nd largest Global Fed-Ex air hub A one-day drive or less to 80% of US population Indiana at a Glance Old National is the largest bank headquartered in Indiana Sources: Bureau of Labor Statistics, Stats Indiana, United States Census Bureau, Indiana Economic Development Corporation, U.S. Department of Commerce, theus50.com, Indiana Chamber of Commerce, St. Louis Fed pro business “AAA” Credit Rating – Fitch, Moody’s and Standard and Poor #1 state for Cost of Doing Business and Infrastructure – CNBC, 2016 #1 state for manufacturing workforce – Business Facilities, 2017 #2 state for cost of doing business – CNBC, 2017 4th in the U.S. for regulatory environment – Forbes, 2016 8th in the U.S. for overall business tax climate – Tax Foundation, 2017 Corporate Income Tax dropping from 6.5% to 4.9% by 2021

Growth Opportunities in the Midwest Louisville, Kentucky Highest population MSA and highest median household income MSA in Kentucky Grand Rapids, Michigan 2nd best large city to start a business – Wallet Hub, 2016 7th “Best Places to Live” – U.S. News and World Report, 2016 Ann Arbor, Michigan Highest median household income MSA in Michigan 3.1% unemployment rate(Nov, ‘17) vs. US rate of 4.1% (Dec, ‘17) 3rd “Best Places to Live” – Livability.com, 2017 Indianapolis, Indiana Highest population and one of the highest median household income MSAs in Indiana Best Place to do Business in the Midwest and 5th best nationwide – Chief Executive Magazine, 2017 Madison, Wisconsin 8th “Best Places to Live” – Livability.com, 2017 2.1 unemployment rate (Nov, ‘17) vs. US rate of 4.1% (Dec, ‘17) Sources: SNL Financial, Bureau of Labor Statistics Minneapolis, Minnesota 3rd largest MSA in the Midwest 2.4% unemployment rate (Nov, ‘17) vs U.S. rate of 4.1% (Dec, ‘17) Home to 16 Fortune 500 Companies

Attractive Midwest Markets Source: SNL Financial, based on MSAs $ in thousands Average of ONB Footprint Average of ONB Footprint

Attractive Midwest Markets

Minneapolis, MN	Indianapolis, IN	Milwaukee, WI	Louisville, KY	Grand Rapids, MI
MSA Population: 3.6 million	MSA Population: 2.0 million	MSA Population: 1.6 million	MSA Population: 1.3 million	MSA Population: 1.1 million
Major industries include: Manufacturing, applied research and technology	Major industries include: Scientific and technical services, pharmaceutical, insurance and healthcare	Major industries include: manufacturing, healthcare, insurance, and tourism	Major industries include: Healthcare, tourism, logistics, and manufacturing	Major industries include: Office furniture, healthcare, consumer goods and grocery
Headquarters to 16 Fortune 500 companies, including Target, General Mills, 3M, Land O Lakes and SuperValu	Headquarters to Eli Lilly, Anthem, Conseco and the NCAA	Headquarters to Harley-Davidson, Rockwell Automation, Johnson Controls and Manpower	Headquarters to Yum! Brands, Humana, Hillerich & Bradsby (Louisville Slugger) and Churchill Downs – also large UPS and Ford plants	Headquarters to Steelcase, Amway, Meijer, Spectrum Health and Gordon Foods
17 Branches, Loans $1.6B Core Deposits: $1.8B	20 Branches, Loans: $707M Core Deposits: $850M	4 Branches, Loans: $684M Core Deposits: $165M	5 Branches, Loans: $728M Core Deposits: $260M	4 Branches, Loans: $330M Core Deposits: $264M

Madison, WI	Lexington, KY	Ft. Wayne, IN	Ann Arbor, MI	Kalamazoo, MI
MSA Population: 652K	MSA Population: 509K	MSA Population: 434K	MSA Population: 362K	MSA Population: 337K
Major industries include: Advanced manufacturing, agriculture, healthcare, information technology and life sciences	Major industries include: Thoroughbred horse farms, horse racing, agribusiness and technology	Major industries include: Healthcare, manufacturing and insurance	Major industries include: Automotive, IT/Software, life sciences and healthcare	Major industries include: automotive component manufacturing, pharmaceutical and medical products
Headquarters to American Family, Spectrum Brands, Epic Health Systems, Exact Sciences, Promega and the University of Wisconsin	Headquarters to Lexmark International, the University of Kentucky – also large Toyota plant	Headquarters to Steel Dynamics, Vera Bradley – also large General Motors plant	Headquarters to Borders Group, Domino's Pizza, Zingerman's and the University of Michigan	Headquarters to Stryker, Pfizer Global Manufacturing and Upjohn
26 Branches, Loans: $767M Core Deposits: $1.0B	1 Branch, Loans: $80M Core Deposits: $25M	6 Branches, Loans: $343M Core Deposits: $408M	12 Branches, Loans: $659M Core Deposits: $674M	10 Branches, Loans: $203M Core Deposits: $354M

Sources: Population from SNL Financial; Industry and company data from City-Data.com, Forbes.com
Branch Count, Loan and Deposit data as of December 31, 2017, and based on ONB's internal regional reporting structure

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Appendix

DFAST Disclosure 1 Loss % is calculated by adding the nine quarters of losses and dividing by the nine-quarter average loan balance for each portfolio 2 Commercial real estate includes multifamily, construction loans, and non-farm non-residential loans $ in millions

DFAST Disclosure 1 Calculated by dividing the nine-quarter cumulative totals for each line by average total assets over the same time period 2 Pre-Provision Net Revenue includes estimates for operational losses resulting from the hypothetical severely adverse scenario 3 Each Ratio, excluding the leverage ratio, represents the fully phased 2019 minimum including capital conservation buffer 4 The leverage ratio of 4.0% represents the “adequately capitalized” minimum. The leverage ratio “well capitalized” minimum is 5.0%

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of December 31, 2017, each named executive officer has met their stock ownership requirement, with the exception of the Chief Operating Officer who was promoted in 2016 Commitment to Strong Corporate Governance

2017 Executive Compensation Short Term Incentive Plan (CEO, CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Tied to long term shareholder value: Long Term Incentive Plan (CFO, COO, CCE, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (50% TSR & 50% ROATCE) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (50% TSR & 50% ROATCE)

4Q17 Noninterest Expense Detail 1 Charges include $11.9 million for merger/integration, $3.6 million for branch consolidation and client experience initiative, $1.6 million for severance and $1.3 million for Foundation funding

Non-GAAP Reconciliations $ in thousands

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Reconciliations $ in thousands

Non-GAAP Reconciliations 1 Tax-effect calculations use estimated full-year 2017 FTE tax rate excluding the estimated $39.3 million deferred tax asset revaluation

Non-GAAP Reconciliations $ and shares in millions

Old National’s Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com